LONG-TERM DEBT AND NOTE PAYABLE	12 Months Ended
Oct. 29, 2017
Debt Disclosure [Abstract]
LONG-TERM DEBT AND NOTE PAYABLE
LONG-TERM DEBT AND NOTE PAYABLE
Debt is comprised of the following (in thousands):

	October 29, 2017	October 30, 2016
Credit Agreement, due June 2022, as amended (variable interest, at 4.24% and 4.25% on October 29, 2017 and October 30, 2016, respectively)	$144,147	$154,147
8.25% senior notes, due January 2023	250,000	250,000
Amended Asset-Based lending facility, due June 2019 (variable interest, at our option as described below)	—	—
Less: unamortized deferred financing costs(1)	6,857	8,096
Total long-term debt	$387,290	$396,051

(1)
Includes the unamortized deferred financing costs associated with the Notes and Credit Agreement. The unamortized deferred financing costs associated with the Amended ABL Facility of $0.7 million and $1.1 million as of October 29, 2017 and October 30, 2016, respectively, are classified in other assets on the consolidated balance sheets.

The scheduled maturity of our debt is as follows (in thousands):

2018	$—
2019	—
2020	—
2021	—
2022 and thereafter	394,147
$394,147

8.25% Senior Notes Due January 2023
The Company’s $250.0 million in aggregate principal amount of 8.25% senior notes due 2023 (the “Notes”) bear interest at 8.25% per annum and will mature on January 15, 2023. Interest is payable semi-annually in arrears on January 15 and July 15.
The Notes are guaranteed on a senior unsecured basis by all of the Company’s existing and future domestic subsidiaries that guarantee the Company’s obligations (including by reason of being a borrower under the senior secured asset-based revolving credit facility on a joint and several basis with the Company or a guarantor subsidiary) under the senior secured credit facilities. The Notes are unsecured senior indebtedness and rank equally in right of payment with all of the Company’s existing and future senior indebtedness and senior in right of payment to all of its future subordinated obligations. In addition, the Notes and guarantees are structurally subordinated to all existing and future indebtedness and other liabilities of the Company’s non-guarantor subsidiaries.
The Company may redeem the Notes at any time prior to January 15, 2018, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable make-whole premium. In addition, prior to January 15, 2018, the Company may redeem the Notes in an aggregate principal amount of up to 40.0% of the original aggregate principal amount of the Notes with funds in an equal aggregate amount not exceeding the aggregate proceeds of one or more equity offerings, at a redemption price of 108.250%, plus accrued and unpaid interest, if any, to the applicable redemption date of the Notes.
On or after January 15, 2018, the Company may redeem all or a part of the Notes at redemption prices (expressed as percentages of principal amount thereof) set forth below, plus accrued and unpaid interest, if any, to the applicable redemption date of the Notes, if redeemed during the 12-month period beginning on January 15 of the year as follows:

Year	Percentage
2018	106.188%
2019	104.125%
2020	102.063%
2021 and thereafter	100.000%

Credit Agreement
The Company’s Credit Agreement provided for a term loan credit facility (“Term Loan”) in an original aggregate principal amount of $250.0 million. The Term Loan amortizes in nominal quarterly installments equal to one percent of the aggregate initial principal amount thereof per annum.
On May 2, 2017, the Company entered into Amendment No. 2 (the “Amendment”) to its existing Credit Agreement, dated as of June 22, 2012, between NCI Building Systems, Inc., as borrower, and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent and the other financial institutions party thereto from time to time (as previously amended by Amendment No. 1, dated as of June 24, 2013, the “Existing Term Loan Facility” and, as amended, the “Term Loan Facility”), primarily to extend the maturity date and reduce the interest rate applicable to all of the outstanding term loans under the Term Loan Facility.
Prior to the Amendment, approximately $144.1 million of term loans (the “Existing Term Loans”) were outstanding under the Existing Term Loan Facility. Pursuant to the Amendment, certain lenders under the Existing Term Loan Facility extended their Existing Term Loans, in an aggregate amount, along with new term loans advanced by certain new lenders of approximately $144.1 million (the “New Term Loans”). The proceeds of the New Term Loans advanced by the new lenders were used to prepay in full all of the Existing Term Loans that were not extended as New Term Loans. Pursuant to the Amendment, the maturity date of the New Term Loans was extended to June 24, 2022.
Pursuant to the Amendment, the New Term Loans bear interest at a floating rate measured by reference to, at the Company’s option, either (i) an adjusted LIBOR not less than 1.00% plus a borrowing margin of 3.00% per annum or (ii) an alternate base rate plus a borrowing margin of 2.00% per annum. At October 29, 2017, the interest rate on the term loan under the Credit Agreement was 4.24%. Overdue amounts will bear interest at a rate that is 2% higher than the rate otherwise applicable.
The New Term Loans are secured by the same collateral and guaranteed by the same guarantors as the Existing Term Loans under the Existing Term Loan Facility. Voluntary prepayments under the New Term Loans are permitted at any time, in minimum principal amounts, without premium or penalty, subject to a 1.00% premium payable in connection with certain repricing transactions within the first six months. The Amendment also includes certain other changes to the Term Loan Facility.
During fiscal 2017 and 2016, the Company made voluntary prepayments of $10.0 million and $40.0 million, respectively, on the outstanding principal amount of the Term Loan. As a result of the voluntary prepayments made during the prior two fiscal periods, which were applied to the one percent per annum amortization, we are not required to make any quarterly installment payments until June 24, 2019.
Subject to certain exceptions, the Term Loan will be subject to mandatory prepayment in an amount equal to:

•	the net cash proceeds of (1) certain asset sales, (2) certain debt offerings, and (3) certain insurance recovery and condemnation events; and

•	50% of annual excess cash flow (as defined in the Credit Agreement), subject to reduction to 0% if specified leverage ratio targets are met.
The Credit Agreement contains a number of covenants that, among other things, will limit or restrict the ability of the Company and its subsidiaries to dispose of assets, incur additional indebtedness, make dividends and other restricted payments, create liens securing indebtedness, engage in mergers and other fundamental transactions, enter into restrictive agreements, amend certain documents in respect of other indebtedness, change the nature of their business and engage in certain transactions with affiliates.
Amended ABL Facility
The Company’s Asset-Based Lending Facility, as amended, (“Amended ABL Facility”) provides for revolving loans of up to $150 million (subject to a borrowing base), letters of credit of up to $30 million and up to $10 million for swingline borrowings. All borrowings under the Amended ABL Facility mature on June 24, 2019.
Borrowing availability under the Amended ABL Facility is determined by a monthly borrowing base collateral calculation that is based on specified percentages of the value of qualified cash, eligible inventory and eligible accounts receivable, less certain reserves and subject to certain other adjustments. At October 29, 2017 and October 30, 2016, the Company’s excess availability under the Amended ABL Facility was $140.0 million and $140.9 million, respectively. At October 29, 2017 and October 30, 2016, the Company had no revolving loans outstanding under the Amended ABL Facility. In addition, at October 29, 2017 and October 30, 2016, standby letters of credit related to certain insurance policies totaling approximately $10.0 million and $9.1 million, respectively.
The Amended ABL Facility contains a number of covenants that, among other things, limit or restrict the Company’s ability to dispose of assets, incur additional indebtedness, incur guarantee obligations, engage in sale and leaseback transactions, prepay other indebtedness, modify organizational documents and certain other agreements, create restrictions affecting subsidiaries, make dividends and other restricted payments, create liens, make investments, make acquisitions, engage in mergers, change the nature of their business and engage in certain transactions with affiliates.
The Amended ABL Facility includes a minimum fixed charge coverage ratio of one to one, which will apply if the Company fails to maintain a specified minimum borrowing capacity. The minimum level of borrowing capacity as of October 29, 2017 and October 30, 2016 was $21.0 million and $21.1 million, respectively. Although the Amended ABL Facility did not require any financial covenant compliance, at October 29, 2017 and October 30, 2016, the Company’s fixed charge coverage ratio as of those dates, which is calculated on a trailing twelve month basis, was 3.85:1.00 and 2.86:1.00, respectively.
Loans under the Amended ABL Facility bear interest, at our option, as follows:

(1)	Base Rate loans at the Base Rate plus a margin. The margin ranges from 0.75% to 1.25% depending on the quarterly average excess availability under such facility, and

(2)	LIBOR loans at LIBOR plus a margin. The margin ranges from 1.75% to 2.25% depending on the quarterly average excess availability under such facility.
“Base rate” is defined as the higher of the Wells Fargo Bank, N.A. prime rate or the overnight Federal Funds rate plus 0.5% and “LIBOR” is defined as the applicable London interbank offered rate adjusted for reserves.
During an event of default, loans under the Amended ABL Facility will bear interest at a rate that is 2% higher than the rate otherwise applicable.
Insurance Note Payable
As of October 29, 2017 and October 30, 2016, the Company had an outstanding note payable in the amount of $0.4 million and $0.5 million, respectively, related to financed insurance premiums. Insurance premium financings are generally secured by the unearned premiums under such policies.